American Battery Technology Company



Investor Presentation

August 2021

OTC: ABML

Disclaimer

OTC:ABML

Forward-looking statements:

The following is a presentation from American Battery Metals Corporation (ABTC). Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward-looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to the Company's overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate and actual results may differ materially from those in forward-looking statements. Forward-looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Forward-looking statements are based on beliefs, estimates and options of the Company's management on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable law. The reader is cautioned not to place undue reliance on forward-looking statements.

Company Overview

OTC:ABML

American Battery Technology Company (ABTC) is a global leader in the **critical material** and **lithium-ion battery recycling** space. The Company is focused on developing technologies for the **circular economy** required for the **global energy transition** by treating spent batteries as a valuable resource, instead of hazardous waste – providing the United States with its **first premier domestic source** of Lithium, Nickel, Cobalt and Manganese.

Closed-Loop Circular Economy

Recycling

Processing spent lithium-ion batteries to recover and reuse battery metals

Li Ni Co

Extraction

Removing battery metals from primary resources with new scalable technologies

Resource Stewardship

Gathering mineral resources directly from miners around the world

American Battery Metals Corp. (ABML:OTC)

Market Cap	$916.4M
Shares Outstanding	573.2M
Last Price (07/29/21)	$1.60


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Investment Highlights

OTC:ABML

Growing Market for Battery Recycling

+15M tons of lithium-ion batteries worth >$96B globally by 2025

Award-Winning Process

Proprietary process that reduces e-waste and pollution while strengthening domestic supply chain

Battery Recycling & Metal Extraction

Providing disruptive and clean technology to meet accelerating demand for circular economy

Partnerships with Industry-Leaders

Close relationships with DuPont, US DOE, US Automakers, Critical Materials Institute and others

Building the First Non-Thermal Battery Recycling Plant in the US

Fernley Pilot Plant in Nevada will be able to process 20,000 Mtpa of feedstock to produce battery grade metals

Highly-Experienced Team

First-hand knowledge of advanced lithium-ion battery manufacturing processes at Tesla

Opportunity: EV Sales Growth

OTC:ABML

Lack of Primary Supply

Growing EV adoption and infrastructure growth is leading to a large **push towards electrification**

There is **not enough primary supply** to meet the demand for battery materials

Battery recycling is the green, sustainable solution for the battery materials supply shortage

Global EV Sales


70 M
60 M
50 M
40 M
30 M
20 M
10 M
-
1.7M
10M
28M
65M
2020
2025
2030
2040

	2020	2025	2030	2040
Growth from Current Market	**-**	**488%**	**1,547%**	**3,724%**
% of Total Auto Sales	**2%**	**11%**	**29%**	**68%**

Source: BloombergNEF Electric Vehicle Outlook 2021

Opportunity: Demand for Battery Materials

OTC:ABML

Growing Total Addressable Market

Demand for Battery Metals, especially copper and aluminum is set to **grow almost 600%** through 2030

Thermal refiners and traditional hydrometallurgical processes are primarily focused on Nickel and Cobalt, **missing large value** from other metals

The **battery recycling process of tomorrow** must be able to recover a wide range of metals in order to meet global demand

Global Battery Metals Demand (Mt)



16
14
12
10
8
6
4
2
0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Lithium
Cobalt
Nickel
Graphite
Manganese
Iron
Phosphorus
Aluminum
Copper

Source: BloombergNEF Battery Metals Review

Opportunity: US Critical Mineral Supply Issue

OTC:ABML



USA
Only produces 1% of global battery materials. Heavily reliant on other countries for supply.

Chile, Bolivia and Argentina
Famous "Lithium Triangle," collectively accounting for 58% of global lithium resources

DRC
~68% of the world's mined cobalt

Indonesia
World's largest nickel producer

China
80% of global refining capacity for battery materials and 60% of global graphite production

Australia
~50% global lithium production and 2nd largest nickel reserves

Source: Bloomberg NEF, Reuters, USGS Mineral Commodity Summaries (2021)

Opportunity: Regulatory Incentives

OTC:ABML

	Regulatory Drivers	Government Spending
United States	90% recycling of consumer electronics, EVs and grid storage batteries by 2030 Federal policies **requires recycled materials** in cell manufacturing by 2030	**$150M** in R&D spending on battery recycling & collection ABTC already secured **$6.5M In US Grants**
China	Required **recovery rates of +80%** on battery metals in effect since 2018 Set to **increase required rates to +90%** on Nickel, Cobalt, and Manganese	**$+60B** spent to support EV industry, including R&D for battery recycling 国家能源局 National Energy Administration New Development Bank
EU	Batteries Directive mandates that **all collected batteries must be recycled** Set to increase **minimum recycling efficiency rate to +75%** in 2022	**$1.1B** Battery Alliance project to boost battery R&D European Commission

Source: US Federal Consortium for Advanced Batteries, China National Energy Administration, EU Batteries Directive and EU Battery Alliance

Total Addressable Market

OTC:ABML

Spent Lithium-Ion Battery Supply

Total tonnage of lithium-ion batteries available for recycling worldwide is set to **increase 500% to over 1.2 million tonnes from 2020 to 2030**

The largest segment of lithium-ion batteries that will be available in the next decade are within the **EV and transportation verticals**

ABTC's goal is to capture feedstock with **exclusive offtake agreements** and **partnerships with battery aggregators** in order to fill our feedstock capacity

Lithium-ion Batteries Manufactured Globally (GWh/yr)



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
Passenger Evs
Commercial EVs
Electic two-and three-wheelers
Stationary Storage
Consumer Electronics
E-buses

Source: Bloomberg NEF Battery Metals Report

The Battery Recycling Problem

OTC:ABML

Spent batteries are currently treated as waste and not as a valuable domestic resource

Export Market	Thermal Treatment	Risk: Reliance on China
The majority of batteries currently "recycled" in the United States are **exported** to China, Korea & Japan	The majority of batteries currently "recycled" globally are **smelted** in blast furnaces	Every battery exported to China exacerbates the Domestic US **critical mineral** supply problem

Problem 1: The Open Loop

OTC:ABML

Spent Battery Dilemma

The global market is set to be **flooded with Lithium-ion batteries** over the next decade

The current battery economy has no reliable, scalable and cost-efficient method for **re-introducing spent batteries into the cycle**

With battery production set to boom in the next decade, the **market desperately needs better end of life options** for spent batteries



End Use OEMs
EVs, Grid Storage Systems, Consumer Electronics
Battery Cells
Battery Metal Manufacturers
Active/Inactive Refined Materials
Chemical Refiners
End of Life Options:
• Landfills & Poor Waste Management
• Use at Lesser Performance
• Recycle with Low Recovery
Brines, Clays & Ores
Virgin Resources
Battery-Grade Metal Feedstock

Problem 2: Current Battery Recycling Ecosystem

OTC:ABML

Current Thermal Process

<50% recovery rate
High-temperature processing
Includes discharging and dismantling

umicore GLENCORE CATL REDWOOD MATERIALS GEM

Batteries Received	High-Temp Processing	Smelting	Hydromet Refining	Re-Dissolve Metals
Lost: Electrolyte, Plastics	**Lost:** Graphite, Fluorine Emitted	**Lost:** Lithium, Graphite, Aluminum	**Lost:** Manganese	

Simple Hydro Process

Expensive solvents
Limited separation
Narrow design for Ni and Co

Nm Neometals Li-Cycle

Grinding / Shredding	Bulk Hydrometallurgical
Limited separation of contaminants Low removal of lesser value materials	Complex removal of impurities Need for Expensive Solvents

Advanced Hydro Process

>90% recovery rates
Avoids high-temperature processing
Streamlined and efficient

American Battery Technology Company

De-Manufacturing of Batteries	Targeted Hydrometallurgical
High separation of low-value byproducts Automated de-manufacturing process Targeted removal of contaminants	Simplified impurity removal Highly selective recovery of products Battery cathode specification products

Strategic De-Manufacturing Philosophy

OTC:ABML

Founding Gigafactory Design Team



Tesla's Reno, Nevada Gigafactory: one of the **highest volume battery plants** in the world

ABTC CTO Ryan Melsert, former Tesla engineer, explains fundamentals of manufacturing processes during **Gigafactory Grand Opening** in July 2016



Treating Batteries as a Resource

Deep understanding of raw materials processing, refined materials synthesis, electrode manufacturing, cell/module/pack manufacturing

Leverage **knowledge of defect mechanisms** to undermine battery structure and increase efficiency for sorting and separation

Conduct all sorting and separation in a **fully-automated, hands-free process**

Solution: ABTC Resource Recovery System

Technology Highlights

- **High-speed** automated disassembly, separation, and sorting of battery subcomponents
- **Highly strategic** resource recovery process flowsheet produces a low environmental impact domestic source of **battery grade** lithium, nickel, cobalt, manganese, copper, and aluminum
- **Effective management** of liquid electrolyte, dissolved species, water and volatile vapors


End Use OEMs
EVs, Grid Storage Systems, Consumer Electronics
Waste Products
Useful Product Life
Battery Cells
Battery Metal Manufacturers
Waste Cells
Chemical Refiners
Waste Material
Second Life Applications
Battery Metal Manufacturers
Battery-Grade Metal Feedstock
Virgin Resources
(Brines, Clays, Ores)

Recycling Process Flowsheet

OTC:ABML

Process	**Module Dissection**	**Cell Separation**	**Slurry Separation**	**Materials Sorting**
Description	Breakdown of integrated modules into cells by targeting weak points	Automated separation of individual cells, agnostic to form factor	Material separation of battery-grade feedstock from slurry	Synthesis of battery-grade materials to be sent out to customers
Output	Al / Plastic	Al / Fe / Steel Scrap Al & Cu Foil	Intermediate Product Li / Ni / Co / Mn	Battery-Grade LiOH / Ni/Co/Mn-SO_4
Advantage	**Strategic De-Manufacturing**	**Agnostic to cell chemistry or structure**	**High removal of low-value byproducts**	**No hazardous waste** **Zero liquid discharge**

Award Winning Technology

ABTC
OTC:ABML

In 2019, BASF, one of the largest Cathode Manufacturers in North America, hosted a global competition to identify the most promising lithium-ion battery recycling technologies in the world. The winner to receive:

- Entry into BASF accelerator program, hosted by Greentown Labs in Boston, one of the largest clean technology business incubators in the world
- Cash grant and support funds, unlimited access to the BASF wet chemistry development laboratory
- Dedicated contacts within BASF (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Among 100 applications, ABTC was selected as sole winner of Battery Recycling Circularity Challenge

BASF
We create chemistry

Stanley Black & Decker

Greentown Labs

CIRCULARITY CHALLENGE




GREENTOWN LABS

Dual Track Approach: Primary Resources

OTC:ABML

Primary Resource Extraction Technology

In addition to the recycling technology, ABTC plans to **mine and refine lithium in Nevada** as well as developing a **new sustainable lithium extraction process**

This **strengthens domestic supply** of battery metals and **decreases US dependence on China** and other exporters

ABTC also plans to secure offtake agreements with battery aggregators and black mass traders to **guarantee feedstock** for their recycling plants



End Use OEMs
EVs, Grid Storage Systems, Consumer Electronics
Battery Cells
Waste Products
Battery Metal Manufacturers
Waste Cells
Useful Product Life
Active/Inactive Refined Materials
Second Life Applications
Chemical Refiners
Waste Material
Battery Metal Manufacturers
American Battery Technology Company
Li,Ni,Co
Virgin Resources
(Brines, Clays, Ores)
Battery-Grade Metal Feedstocks
$NiSO_4$, $CoSO_4$, $MnSO_4$, LiOH

Primary Resource Demonstration Program

$4.5M Grant for Critical Materials Innovations

Selected for award negotiations January 20, 2021

- Utilizing lithium-rich claystone sedimentary resource as feedstock which is unique to Western Nevada
- **Bench-scale validations** of first-of-kind ABTC technology for selective extraction of lithium from claystone resources; drastically reduced chemical reagent consumption and **environmental impact**
- Construction of **field demonstration** ~5 MT/day system that takes in claystone resource and produces **battery grade lithium hydroxide (LiOH)**
- Deployment directly to the claystone resource in Western Nevada for long duration field validations

"Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from Domestic Claystone Resources"

Technological Attributes

OTC:ABML

	ABTC	Other Non-Thermal	Cathode-to-Cathode	Smelting and Refining	Thermal Pre-Treatment
Company	ABTC	Li-Cycle	FARASIS; BATTERY RESOURCERS	umicore; CATL; GEM	REDWOOD MATERIALS; RETRIEV TECHNOLOGIES
Technology	**Mechanical, Hydrometallurgical, and Resource Extraction**	Mechanical and Hydrometallurgical	Cathode Production	Pyrometallurgical and Hydrometallurgical	Pyrometallurgical, mechanical or other
Stage	**Pilot**	Pilot to Commercial	Lab Scale	Commercial	Pilot to Commercial
Feedstock	**Battery, charge and state agnostic**	Battery, charge and state agnostic	Cathode Only	Battery Cells or modules, chemistry specific	Battery cells, must be discharged, chemistry specific
Recovery Rate	+90%	**+90%**	**<30%**	**<50%**	**<50%**
Dual Track Direct Extraction	**Lithium Hydroxide:** Low Env. Impact & Low Acid Consumption	**None**	**None**	**None**	**None**

Award Winning Leadership

OTC:ABML

Ryan Melsert, Chief Technology Officer
American Battery Technology Company



Ryan Melsert serves as Chief Technology Officer and sits on the Board of Directors for ABTC. He leads the design and execution of ABTC's battery recycling and metal extraction technologies, and brings these key attributes to the team:

- **Former R&D Manager at Tesla's** Gigafactory Battery Materials Processing Group
- Led the team that **developed and commercialized a novel system** for extraction, purification and synthesis of battery materials
- Winner of the **BASF Circularity Challenge** at **Greentown Labs**

Pilot Plant: Fernley, NV

OTC:ABML

Building the first non-thermal battery recycling plant in the United States

- **20,000 MT/year** lithium-ion battery recycling pilot plant; permitting and design-build construction commenced, **revenue in Q2 2022**
- Onsite global development center supports **both recycling and primary battery metal extraction technologies**; analytical lab, process lab, and piloting bays
- Global development center also helps **de-risk the project** by proving one sub-system at a time and allowing for adaptation to new battery chemistries
- Access to low-cost electricity and utilities; nearby rail and highway infrastructure
- Estimated **benefit to the local economy of over $348M** in first 10 years of operation
- Located in an Opportunity Zone
- Scalable and repeatable opportunity for future plants



Areas of Expertise: Building Plants

OTC:ABML

ABTC's team have held key positions at chemical processing plants at Tesla and Georgia Pacific, spanning the full scope from permitting and design to construction and operations

System Design



Ryan Melsert
Chief Technology Officer

Former R&D Manager at Tesla

Process Design



August Meng
Principal Chemical Engineer

Former R&D Engineer at Tesla

Construction Design



Chuck Leber
Lead Project Manager

Former Construction Manager at Tesla

System Procurement



Kris Gustafson
Lead Procurement Manager

Former Procurement Manager at Tesla

Operations



Andres Meza
Chief Operating Officer

Former Process Engineer at Georgia Pacific / GSM at Apple / Manager at McKinsey

Quality Control



Newest ABTC Member
Analytical Chemist

Former Lead Analytical Chemist at Tesla

Plant Capacity Timeline

OTC:ABML

Projected Total Capacity Ramp Up



320,000 Mtpa
(Pilot Plant & 3 Plants)
220,000 Mtpa
(Pilot Plant & 2 Plants)
120,000 Mtpa
(Pilot Plant & 1 Plant)
20,000 Mtpa
(Pilot Plant)
2022
2023
2024
2025
2026
2027
Potential for larger capacity expansion, outside the US

Executive Team



Doug Cole
Chairman & CEO



David Corsaut
Chief Financial Officer



Ryan Melsert
CTO & Director



Scott Jolcover
Chief Resources Officer



John Lukrich
Chief of Staff



Andres Meza
Chief Operating Officer



Tiffany Moehring
VP Marketing

Board of Directors



Doug Cole
Chairman & CEO



Ryan Melsert
CTO & Director



Douglas MacLellan
Director



William Hunter
Director



David Batstone
Director

Investment Highlights

OTC:ABML

American Battery Technology Company (ABTC) is a global leader in the **critical material** and **lithium-ion battery recycling** space. The Company is focused on developing technologies for the **circular economy** required for the **global energy transition** by treating spent batteries as a valuable resource, instead of hazardous waste – providing the United States with its **first premier domestic source** of Lithium, Nickel, Cobalt and Manganese.

Growing Market for Battery Recycling
+15M tonnes of lithium-ion batteries worth >$96B globally available for recycling from 2020-2030

Partnership with Industry Leaders
Close relationships with BASF, DuPont, US DOE, US Automakers, Critical Materials Institute and others

Award-Winning Process
Proprietary process that reduced e-waste and pollution while strengthening domestic supply chain

Pilot Facility to Generate Revenue in 2022
Set to process 20,000 Mtpa of battery feedstock to produce battery-grade metals

Battery Recycling & Metal Extraction
Providing disruptive and clean technology to meet accelerating demand for circular battery economy

Highly-Experienced Team
First-hand knowledge of advanced lithium-ion battery manufacturing processes at Tesla

American Battery Technology Company

Investor Relations

E: ir@batterymetals.com
T: (775) 473-4744